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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT





     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 3, 1998



                                   BOLLE INC.
             (Exact name of registrant as specified in its charter)




       Delaware                000-23899                13-3934135
       --------                ---------                ----------
      (State of               (Commission             (IRS Employer
    Incorporation)            File Number)           Identification No.)



Suite B-302, 555 Theodore Fremd Avenue, Rye, New York      10580
-----------------------------------------------------      -----
(Address of principal executive offices)                  Zip Code


Registrant's telephone number, including area code: (914) 967-9475
                                                   ---------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed from last report)






                                  Page 1 0f 4.
                          Index to Exibits at page 4.
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

                  (a)       Previous independent accountants.

                           (i) On October 28, 1998, Bolle Inc. management dismissed PricewaterhouseCoopers LLP ("PwC") as its independent accountants.
                           (ii)     The reports of PwC on the financial
                                    statements of Bolle Inc. as of and for the years ended December 31, 1997 and 1996 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.
                           (iii) In connection with its audits as of and for the years ended December 31, 1997 and 1996 and through October 28, 1998, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements as of and for the years ended December 31, 1997 and 1996.
                           (iv) The management of Bolle Inc. has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated November 3, 1998, is filed as Exhibit 16 to this Form 8-K.

                  (b)       New independent accountants.

                           (i)      Effective on November 3, 1998, the
                                    management of Bolle Inc. will engage Ernst &
                                    Young LLP as its independent accountant.

                  (c)       Other.

                           (i)      The decision to change independent
                                    accountants was approved by the Audit
                                    Committee of the Board of Directors of Bolle
                                    Inc.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)       Exhibits:

                           16       Letter re: change of certifying accountants.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 3, 1998                  BOLLE INC.


                                          /s/  Gary Kiedaisch
                                          ----------------------------------
                                          By:  Gary Kiedaisch
                                          Title: Chief Executive Officer,
                                          President



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                                  EXHIBIT INDEX


Exhibit                                                                   Page
-------                                                                   ----
16               Letter re: change of certifying accountant                 5